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                                                                   Exhibit 15(f)

                               POWER OF ATTORNEY


We, the undersigned directors and officers of The Lincoln National Life Insurance Company, hereby revoke all powers of attorney authorizing any person to act as attorney-in-fact relative to Lincoln National Variable Annuity Account E (American Legacy I), which were previously executed by us and do hereby severally constitute and appoint Kelly D. Clevenger, Jeffrey K. Dellinger, and Steven M. Kluever, our true and lawful attorneys-in-fact, with full power in each of them to sign for us, in our names and in the capacities indicated below, any and all amendments to Registration Statement No. 33-26032 filed with the Securities and Exchange Commission under the Securities Act of 1933, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such amendment to that Registration Statement. The power of attorney was signed by us on February 3, 1999.



Signature                                    Title
---------                                    -----


                                 President, Chief Executive Officer and Director
------------------------         (Principal Executive Officer)
Gabriel L. Shaheen


                                 Executive Vice President and Director
-----------------------------
Lawrence T. Rowland


                                 Senior Vice President, Assistant Treasurer and
-----------------------------    Chief Financial Officer
Keith J. Ryan                    (Principal Financial Officer and Principal
                                 Accounting Officer)

                                 Director
-----------------------------
H. Thomas McMeekin


                                 Director
-----------------------------
Richard C. Vaughan


/s/Jon A. Boscia                 Director
-----------------------------
Jon A. Boscia


STATE OF INDIANA)
                 )SS:
COUNTY OF ALLEN)

                                 Subscribed and sworn to before me this
                                 3rd day of February, 1999.

                                 /s/Janet L. Lindenberg
                                 ----------------------
                                 Notary public

                                 Commission Expires: 7-10-2001
                                                     ---------